Investor Presentation December 2014

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s product introductions, investments in brand building, debt reduction, integration of the Insight acquisition, consumption growth and market position of the Company’s brands, M&A market activity, and the Company’s future financial performance. Words such as “continue,” “will,” “expect,” “project,” “anticipate,” “likely,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward- looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the Insight or Hydralyte businesses or future acquisitions, the failure to successfully commercialize new products, the severity of the cold and flu season, general economic and business conditions, competitive pressures, the effectiveness of the Company’s brand building investments, fluctuating foreign exchange rates, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2014 and in Part II, Item 1A. Risk Factors in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure 2

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 3 3

Key Drivers of Long-Term Shareholder Value


1
Develop a Portfolio of Leading Brands
2
Capitalize on Efficient and Effective Operating Model
3
Deliver Robust and Consistent Free Cash Flow
4
Execute Proven and Repeatable M&A Strategy

- Portfolio of recognizable brands in attractive consumer health industry
- Established expertise in brand building and product innovation
- Demonstrated ability to gain market share long-term
- Target revenue contribution from Core OTC and International brands from ~77% to ~85%

- Efficient asset-lite model with best-in-class outsourced manufacturing and distribution partners
- Scalable operating platform key to revenue expansion from $300MM to $800MM and beyond
- Business model enables gross margin expansion and G&A absorption
- Continued cost efficiencies expected with GM targeted at 60% and savings reinvested in A&P

- Strong and consistent cash flow driven by industry leading EBITDA margins, capital-lite business model and significant deferred tax assets
- Rapid deleveraging allows for expanded acquisition capacity and continued investment in brand building
- Non-core brands' role contributes to cash flow
- Debt repayment reduces cash interest expense and adds to E.P.S.

- Demonstrated track record of 6 acquisitions during the past 5 years
- Effective consolidation platform positioned for consistent pipeline of opportunities
- Proven ability to source from varied sellers
- Fragmented industry and recent wave of acquisitions creates a robust pipeline

PrestigeBrands

4

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 5 $88 $135 $204 $300 FY'10A FY'12A FY'14A FY'15PF $293 $441 $602 $800 FY'10A FY'12A FY'14A FY'15PF Net Sales Strategy Has Delivered Consistently Strong Financial Performance 5 $0.67 $0.99 $1.53 $1.90 to $2.00 FY'10A FY'12A FY'14A FY'15PF $59 $67 $129 $175 FY'10A FY'12A FY'14A FY'15PF (2) (4) (4) (4) (4) (2) (4) (4) (3) (6) (5) (2) Dollar values in millions, except Adjusted EPS Adjusted Free Cash Flow Adjusted EPS Adjusted EBITDA (1)

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 6 Develop a Portfolio of Leading Brands 6 1

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 7 Recognizable Brands with Leading Market Positions 7 #1 and #2 Market Position Brands 1 Source: Based on IRI multi-outlet retail sales

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 8 Demonstrated Ability to Build Brands 8 Product Innovation A&P Investment Consumption Change 10.9% 6.0% 13.3% 5.4% 2.0% 0.7% 3 Yr* 52 Weeks** 12 Weeks** Source: IRI multi-outlet retail dollar sales growth for relevant period. * Represents change over 3 most recently reported Fiscal Years ** Represent change over period ended 10/5/14 1 Category

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 9 Demonstrated Ability to Build Brands 9 Product Innovation A&P Investment Consumption Change 21.7% 10.5% 12.5% 14.8% 8.3% 10.8% 3 Yr* 52 Weeks** 12 Weeks** Source: IRI multi-outlet retail dollar sales growth for relevant period. * Represents change over 3 most recently reported Fiscal Years ** Represent change over period ended 10/5/14 Travel Site Banners Online Videos Social Media Presence 1 Category

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 1 0 Demonstrated Ability to Build Brands 10 Consumption Change Product Innovation A&P Investment Multi-year agreement with Dale Earnhardt, Jr. for the NASCAR XFINITY Series 7.5% 1.2% 2.4% 0.9% 0.7% 1.3% 3 Yr* 52 Weeks** 12 Weeks** Source: IRI multi-outlet retail dollar sales growth for relevant period. * Represents change over 3 most recently reported Fiscal Years ** Represent change over period ended 10/5/14 1 Category

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 1 1 Momentum in Consumption Has Resulted in Share Gains 11 Core OTC Consumption Growth Core OTC Market Share Consumption Growth Over Time, Accelerating Again Brand Building Leading to Share Gains Excluding PediaCare 8.7% 8.3% (4.9%) (1.8%) 1.0% 5.2% 7.1% (1.8%) 0.8% 3.9% FY'12 FY'13 FY'14 Q1 Q2 10.0% 10.6% 10.0% 9.8% 10.2% 11.1% 11.8% 11.4% 11.6% 11.9% FY'12 FY'13 FY'14 Q1 Q2 FY’15 Source: IRI multi-outlet retail dollar sales growth for relevant period. Excludes Insight Pharmaceuticals. Data reflects retail dollar sales percentage growth versus prior period. FY’15 1

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 1 2 5.2% 3.9% (3.5%) (2.4%) 0.0% FY'12 FY'13 FY'14 Q1 Q2 Recent Trends and Underlying Growth 12 * Total Core OTC Brands excluding PediaCare(20) 5.2% 7.1% (1.8%) 0.8% 3.9%  Returning Products  Reduced Cough & Cold Incident Levels  Retailer Inventory Adjustments FY 2012 FY 2013 FY 2014 FQ1 2015 FQ2 2015 FY14 Transitional Year 1 O rg a n ic Sa les G ro w th * C o n s u m p ti o n G ro w th * FY’15

International Markets Gaining Importance


2011
International
10%
U.S.
90%
2014
International
~15%
U.S.
~85%

2011

- Distributor model
- Predominantly established markets

2014

- Local operations in Australia and New Zealand
- Beachhead for attractive region
- Attractive growth profile

International Business Has Grown from ~$35MM to ~$110MM(1) in Last Three Years

PrestigeBrands

13

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 1 4 Disciplined Portfolio Management Strategy 14 Core OTC International Other OTC Household Contribution to Portfolio: # of Brands: 16 4 50 3 Investment: High High Maintain Maintain Targeted Mix Over Time(1)(21): Invest for Growth Manage for Cash Flow Generation 12% 11% ~77% of Total ~85% of Total ~23% of Total ~15% of Total ~25% of Total Brands ~75% of Total Brands 63% 14% 1

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 1 5 15 Capitalize on Efficient and Effective Operating Model 2

2 Margin Expansion and Efficiency Gains Allows for Increased A&P Investment

Adjusted Gross Margin[7]


+380 bps
52.9%
52.0%
56.6%
56.7%
FY'11A
FY'12A
FY'13A
FY'14A

Adjusted G&A % Net Sales[7]


(230) bps
10.2%
8.5%
7.2%
7.9%
FY'11A
FY'12A
FY'13A
FY'14A

A&P % Net Sales


+220 bps
12.7%
13.0%
14.5%
14.9%
FY'11A
FY'12A
FY'13A
FY'14A

Adjusted EBITDA Margin[8]


+390 bps
30.0%
30.5%
34.9%
33.9%
FY'11A
FY'12A
FY'13A
FY'14A

PrestigeBrands

16

2 Prestige Operating Model

Leverage Internal and External Resources as One Integrated System


PrestigeBrands
Best-in-Class Outsourced Partners
Marketing
Brand Management
IT
Customer Service
Finance
Product Quality
Product Development
Sales
Advertising
Logistics
Manufacturing
Distribution

- Focus on Brand Building

- Specialized Skills and Knowledge
- Economies of Scale

PrestigeBrands
17

2 Key Benefits of Our Operating Model

- Ensures Organizational Focus on **Brand Building**
- Provides Access to Additional Technical Resources for **New Product Development**
- Broad Base of Manufacturer's **Industry Knowledge**
- Efficient, Scalable and **Flexible Model**
- State-of-the-Art Manufacturing with **Minimal Capital Outlays**
- Results in **Superior Margins** and **Free Cash Flow Conversion**

PrestigeBrands

18

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 1 9 Efficient Organizational Structure Supports Next Phase of Growth 19 Employees  Efficiencies allow organization to build new competencies  Increased investment focused on sales, marketing, and new product development Revenue Adjusted EBITDA 87 195 FY'10 PF FY'15 +2.2x $293 $800 FY'10 PF FY'15 +2.7x $88 $300 FY'10 PF FY'15 +3.1x Per Employee $3.4M $4.1M Per Employee $1.1M $1.5M 2 (1) (2) (3)

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 0 20 Deliver Robust and Consistent Free Cash Flow 3

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 1 Drivers of Free Cash Flow 21  Superior EBITDA margin profile  Outsourced manufacturing with minimal capital outlays  Disciplined acquisition strategy with proven integration synergies and structured in a highly tax- efficient manner  Low cash tax rate from significant long-term tax attributes $59 $86 $67 $127 $125 $150 $175 FY10 FY11 FY12 FY13 FY14 FY15 Outlook PF FY15 Adjusted Free Cash Flow(4) (4) (4) (4) (4) (10) +35% $129(4) ~$175(6) 3

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 2 Industry Leading EBITDA Margins 22 11.5% 13.7% 15.6% 16.8% 19.9% 20.2% 22.0% 22.8% 23.1% 27.4% 27.6% 33.8% ~37% (11) Adjusted EBITDA Margins Median: 22.0% 3 Source: Company filings and Capital IQ

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 3 Superior Free Cash Flow Conversion 84.3% 93.6% 96.0% 107.9% 109.5% 111.5% 112.5% 114.8% 117.5% 125.9% 135.2% 152.4% Median: 112.5% Adjusted Yield(12) and FCF Conversion(9) Median: 5% ~175% (13) 3 9% 8% 5% 6% 4% 5% 6% 5% 5% 6% 7% 5% 5% 23 Source: Company filings and Capital IQ

Rapid De-Leveraging Builds Acquisition Capacity

3

Leverage Ratio[14]


~5.6x
~5.3x
~4.5x
<4.0x
Q2 FY'15
FY'15E
FY'16E
FY'17E

- High free cash flow conversion is expected to lead to continued rapid de-leveraging
- One full EBITDA multiple turn reduction expected by end of next fiscal year

Illustrative Financing Capacity[15]


~$0.4 BN
~$1.3 BN
~$2.1 BN
FY'15E
FY'16E
FY'17E

- Existing financing arrangements and rapid deleveraging ability create expanded acquisition capacity
- Maintain flexibility to employ alternative forms of financing

PrestigeBrands

24

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 5 25 Execute Proven and Repeatable M&A Strategy 4

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 6 Recurring Flow of Quality Opportunities in OTC Over Time 26 4 2008 2007 2009 2010 2011 2013 (Minors) ® 2012 (Non Core OTC) (LatAm Brands) (5 Brands) (7 OTC Brands) (European & ROW Brands) (17 OTC Brands) 2014 (Consumer Brands) (OTC JV) (Consumer)

4 M&A Strategy has Delivered Shareholder Value

M&A as a Value Creator


Pure Play OTC Platform
Position of Strength
Number and Scale of Opportunities
Attractive Pricing Dynamics
PrestigeBrands

Disciplined and Aggressive M&A Strategy

PrestigeBrands

27

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 8 Proven Ability to Source from Varied Sellers 4 28

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 2 9 Recent Acquisitions Have Transformed Our Business 29 Platform Expansion Geographic Expansion Six Acquisitions Completed in Past Five Years Have More Than Tripled Prestige’s OTC Business North American Brands 2010 2012 2013 2014 2011 April 2014 July 2013 April 2014 December 2011 December 2010 September 2010 4

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 3 0 Strengthening Brand Scale in OTC 30 FY2010(16) FY2015(17) +3.0x Average: $38MM* Average: $113MM* * Retail Sales Brand Scale in Top 4 OTC Brands 4

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 3 1 31

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 3 2 Q2 Performance Highlights  Q2 consolidated Total Revenue of $181.3 million, up 8.6% versus the prior year corresponding quarter  Adjusted E.P.S. of $0.50(18), up 6.4% versus the prior year corresponding quarter  Strong Adjusted Free Cash Flow of $36.5(18) million, up 14.7% versus the prior year corresponding quarter  Core OTC consumption growth of 4.9% (excluding products impacted by pediatric and GI category dynamics)  Continued investment in brand building efforts  Closed acquisition of Insight Pharmaceuticals in September. Integration well underway  On track to continue to deliver strong financial performance in FY2015 – Full year sales growth +15% – 18% – Adjusted E.P.S $1.75 – $1.85(19) – Adjusted Free Cash Flow ~$150 million(10) 32

Key Drivers of Long-Term Shareholder Value


1
Develop a Portfolio of Leading Brands
2
Capitalize on Efficient and Effective Operating Model
3
Deliver Robust and Consistent Free Cash Flow
4
Execute Proven and Repeatable M&A Strategy

- Portfolio of recognizable brands in attractive consumer health industry
- Established expertise in brand building and product innovation
- Demonstrated ability to gain market share long-term
- Target revenue contribution from Core OTC and International brands from ~77% to ~85%

- Efficient asset-lite model with best-in-class outsourced manufacturing and distribution partners
- Scalable operating platform key to revenue expansion from $300MM to $800MM and beyond
- Business model enables gross margin expansion and G&A absorption
- Continued cost efficiencies expected with GM targeted at 60% and savings reinvested in A&P

- Strong and consistent cash flow driven by industry leading EBITDA margins, capital-lite business model and significant deferred tax assets
- Rapid deleveraging allows for expanded acquisition capacity and continued investment in brand building
- Non-core brands' role contributes to cash flow
- Debt repayment reduces cash interest expense and adds to E.P.S.

- Demonstrated track record of 6 acquisitions during the past 5 years
- Effective consolidation platform positioned for consistent pipeline of opportunities
- Proven ability to source from varied sellers
- Fragmented industry and recent wave of acquisitions creates a robust pipeline

PrestigeBrands

33

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 3 4 34 Q&A

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 3 5 Appendix 35 (1) Pro forma Net Sales is projected for FY15 as if Insight and Hydralyte were acquired on April 1, 2014. (2) Adjusted EBITDA is a Non-GAAP financial measure and may be found in our earnings releases for each respective year ended March 31 and is reconciled to GAAP Net Income in Exhibit 99.2 to our Form 8-K filed with the SEC on December 12, 1014. (3) Pro Forma Adjusted EBITDA is a projected Non-GAAP financial measure and is arrived at by taking Pro Forma projected Net Income of $89 million and adding back projected depreciation and amortization of $31 million, projected interest expense of $103 million, projected income taxes of $52 million and projected transition, integration and purchase accounting items of $25 million to arrive at $300 million. (4) Adjusted Free Cash Flow and Adjusted EPS are Non-GAAP financial measures and may be found in the Financial Highlights section of our Annual Report for the year ended March 31, 2014 and are reconciled to GAAP Net Cash Provided by Operating activities and GAAP EPS in Exhibit 99.2 to our Form 8-K filed with the SEC on December 12, 1014. (5) Pro forma Adjusted EPS is a projected Non-GAAP financial measure as if Insight and Hydralyte were acquired on April 1, 2014 and is calculated based on projected Pro Forma GAAP EPS of $1.60 to $1.70 plus $0.30 of projected acquisition related items totaling $1.90 to $2.00. (6) Pro forma Adjusted Free Cash Flow is a projected Non-GAAP financial measure as if Insight and Hydralyte were acquired on April 1, 2014 and is calculated based on an projected GAAP Net Cash Provided by Operating Activities of approximately $182 million less projected Capital Expenditures of approximately $7 million. (7) Adjusted Gross Margin and Adjusted G&A % Net Sales are Non-GAAP financial measures and are reconciled to GAAP Gross Margin and GAAP G&A, respectively in Exhibit 99.2 to our Form 8-K filed with the SEC on December 12, 1014. (8) Adjusted EBITDA Margin is a Non-GAAP financial measure and is based on Non-GAAP Adjusted EBITDA, which may be found in our earnings releases for each respective year ended March 31 and is reconciled to GAAP Net Income in Exhibit 99.2 to our Form 8- K filed with the SEC on December 12, 1014. (9) Adjusted Free Cash Flow Conversion is a Non-GAAP financial measure, is defined as Adjusted Free Cash Flow over Adjusted Net Income. (10) Adjusted Free Cash Flow for FY15 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in our earnings release in the “About Non-GAAP Financial Measures” section for Q2 FY’15 and is calculated based on projected Net Cash Provided by Operating Activities of $136 million, plus projected integration costs of $20 million less projected capital expenditures of $6 million.

I N V E S T O R P R E S E N T A T I O N D E C E M B E R • 2 0 1 4 3 6 (11) Pro Forma Adjusted EBITDA margin is a Non-GAAP financial measure and is arrived at by taking Pro Forma Adjusted EBITDA of $300 million divided by Pro Forma Net Sales of $800 million. Pro Forma Adjusted EBITDA is a projected Non-GAAP financial measure and is arrived at by taking Pro Forma projected Net Income of $89 million and adding back projected depreciation and amortization of $31 million, projected interest expense of $103 million, projected income taxes of $52 million and projected transition, integration and purchase accounting items of $25 million to arrive at $300 million. (12) Adjusted Free Cash Flow yield is calculated as Non-GAAP Pro Forma Adjusted Free Cash Flow over the Company’s market capitalization as of November 14, 2014. Source: Company filings and Capital IQ. Notes: For the latest twelve month period as of November 14, 2014 (13) Adjusted Free Cash Flow Conversion for the Latest 12 Months ended September 30, 2014 is calculated as Non-GAAP Adjusted Free Cash Flow over Non-GAAP Adjusted Net Income. These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in Exhibit 99.2 to our Form 8-K filed with the SEC on November 18, 2014. (14) Leverage ratio reflects net debt / covenant defined EBITDA. (15) Assumes max leverage of 5.75x and average EBITDA acquisition multiple consistent with previous acquisitions. (16) IRI MULO + C-Store data, reflects retail dollar sales. (17) Based on company estimates of retail sales for FY2015. (18) Adjusted EPS and Adjusted Free Cash Flow are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in our earnings release in the “About Non-GAAP Financial Measures” section for Q2 FY’15 and are also included in Exhibit 99.2 to our Form 8-K filed with the SEC on December 12, 2014. (19) Adjusted EPS for FY15 is a projected Non-GAAP financial measure, and is calculated based on projected GAAP EPS of $1.28 to $1.38 plus $0.47 of projected acquisition related items totaling $1.75 to $1.85. (20) Core OTC organic revenue growth rates are calculated using the Core Brands of Chloraseptic, Clear Eyes, Compound W, Little Remedies, The Doctors, Efferdent, Pediacare, Luden’s, Dramamine, BC, Goody’s, Beano, Debrox and Gaviscon and exclude the effect of acquisitions, if such brand is not included in each of the respective periods. Source: IRI multi-outlet retail dollar sales growth for relevant period. Excludes Insight PharmaceuticalsData reflects retail dollar sales percentage growth versus prior period. (21) Based on Company's organic long-term plan. Source: Company data. Appendix (cont.) 36